UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 20, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Northgate Loan

On May 20, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) and its subsidiaries refinanced the existing mortgage loan (the “Repayment”) secured by the Northgate Plaza Shopping Mall (“the Northgate Property”) from Thrivent Financial for Lutherans (“Lender”) in the aggregate principal amount of $4,398,000 with the proceeds of an advance in the original principal amount of $6,175,000 (the “Northgate Loan”) under the Company’s existing revolving credit agreement (as amended from time to time, the “Credit Agreement”) with KeyBank National Association (“KeyBank”).

The Company paid Lender $4,268,316 in connection with the Repayment, which included the repayment of the aggregate principal amount outstanding plus all accrued and unpaid interest. The Northgate Loan is designated as a borrowing under the A tranche of the Credit Agreement and bears interest at a variable rate of 5.50% per annum pursuant to the terms of the Credit Agreement. The entire unpaid principal balance of the Northgate Loan and all accrued and unpaid interest thereon is due and payable in full on December 17, 2013, subject to extension to December 17, 2014 pursuant to the terms of Credit Agreement.

TNP SRT Northgate Plaza Tucson, LLC, an indirect subsidiary of the Company and the direct owner of the Northgate Property (“TNP SRT Northgate”), entered into a Joinder Agreement with KeyBank whereby TNP SRT Northgate agreed to become a party to the Credit Agreement as a Borrower (as defined in the Credit Agreement). TNP SRT Northgate also entered into a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made for the benefit of KeyBank with respect to the Northgate Property for purposes of securing the Borrower’s obligations under the Credit Agreement.

In connection with the Northgate Loan, TNP SRT Northgate, the Company, TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), TNP SRT Secured Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“TNP SRT Holdings”), and TNP SRT Moreno Marketplace, LLC (“TNP SRT Moreno”), TNP SRT San Jacinto, LLC (“TNP SRT San Jacinto”) and TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), each a wholly owned subsidiary of TNP SRT Holdings (collectively, the “Indemnitors”), entered into an Environmental and Hazardous Substances Indemnity Agreement (the “Environmental Indemnity”), pursuant to which the Indemnitors have agreed, on a joint and several basis, to indemnify, defend and hold harmless KeyBank, each lender under the Credit Agreement and each of their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees and agents (collectively, the “Indemnified Parties”) from and against any damages, losses, liabilities, claims, suits, costs or expenses that the Indemnified Parties may incur as a result of or arising directly or indirectly from or out of, among other things, (1) the release or threatened release of certain hazardous substances or wastes in, on, above or under the Northgate Property, (2) any material violation of any environmental laws applicable to the Northgate Property or TNP SRT Northgate, (3) any failure of TNP SRT Northgate to comply with the terms and conditions of the Environmental Indemnity in all material respects, and (4) the enforcement of the Environmental Indemnity.

Amendment of Credit Agreement

On the Closing Date, the Company, the Operating Partnership, TNP SRT Holdings, TNP SRT Moreno, TNP SRT San Jacinto, TNP SRT Craig Promenade, TNP SRT Northgate, Thompson National Properties, LLC, the Company’s sponsor, Anthony W. Thompson, the Company’s chairman and chief executive officer, AWT Family Limited Partnership, a California limited partnership controlled by Anthony W. Thompson, and KeyBank entered into a Second Omnibus Amendment and Reaffirmation of the loan documents relating to the Credit Agreement (the “Second Credit Agreement Amendment”).

In conjunction with the Repayment, TNP SRT Northgate Plaza Tucson Holdings, LLC, formerly the direct parent of TNP SRT Northgate, was released from its obligations under the Pledge and Security Agreement with KeyBank. On the Closing Date, TNP SRT Northgate became a wholly owned subsidiary of TNP SRT Holdings.

The material terms of the agreements related to the Northgate Loan and the Second Credit Agreement Amendment described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 20, 2011, by TNP SRT Northgate Plaza Tucson, LLC for the benefit of KeyBank National Association

10.2	Environmental and Hazardous Substances Indemnity Agreement, dated as of May 20, 2011, by and among TNP SRT Northgate Plaza Tucson, LLC, TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc. to and for the benefit of KeyBank National Association

10.3	Second Omnibus Amendment and Reaffirmation of Loan Documents, dated as of May 20, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., Thompson National Properties, LLC, Anthony W. Thompson, AWT Family Limited Partnership and KeyBank National Association

10.4	Joinder Agreement, dated as of May 20, 2011, by and between TNP SRT Northgate Plaza Tucson, LLC and KeyBank National Association

10.5	Partial Release and First Amendment to Pledge and Security Agreement, dated as of May 20, 2011, by and among KeyBank National Association, TNP Strategic Retail Operating Partnership, L.P. and TNP SRT Northgate Plaza Tucson Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: May 25, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 20, 2011, by TNP SRT Northgate Plaza Tucson, LLC for the benefit of KeyBank National Association

10.2	Environmental and Hazardous Substances Indemnity Agreement, dated as of May 20, 2011, by and among TNP SRT Northgate Plaza Tucson, LLC, TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc. to and for the benefit of KeyBank National Association

10.3	Second Omnibus Amendment and Reaffirmation of Loan Documents, dated as of May 20, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., Thompson National Properties, LLC, Anthony W. Thompson, AWT Family Limited Partnership and KeyBank National Association

10.4	Joinder Agreement, dated as of May 20, 2011, by and between TNP SRT Northgate Plaza Tucson, LLC and KeyBank National Association

10.5	Partial Release and First Amendment to Pledge and Security Agreement, dated as of May 20, 2011, by and among KeyBank National Association, TNP Strategic Retail Operating Partnership, L.P. and TNP SRT Northgate Plaza Tucson Holdings, LLC